                                                                   Exhibit 10.41

Recording Requested By:

When Recorded Mail To:

Name:    ARCO Products Company

Attn:    Karon Shells

Street:  4 Centerpointe Drive

City &:  La Palma

State:   California 90623-1066

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                MEMORANDUM OF CONTRACT DEALER GASOLINE AGREEMENT

                                                                 Facility: 82064

      THIS MEMORANDUM OF CONTRACT. DEALER GASOLINE AGREEMENT, dated Sept. 2, 1999, is executed by and between LLO-Gas, Inc. ("Franchisee") located at 64200 20th St., Palm Springs, California 92258, and ARCO Products Company, a division of Atlantic Richfield Company, a Delaware corporation, with offices at 1055 West Seventh Street (P.O. Box 2570) in Los Angeles, California 90051-0570 ("ARCO).

      In return for valuable consideration, Franchisee has granted to ARCO a right of first refusal to all of Franchisee's interest, whether fee or leasehold, in the land situated at the street address of 64200 20th St., in the city of Palm Springs, in the state of California, and more specifically described in Exhibit "A" attached, and all improvements thereon.

      The terms of ARCO's right of first refusal are more fully set forth in that certain Contract Dealer Gasoline Agreement between the parties hereto, dated, Sept. 2, 1999, and this Memorandum of Contract Dealer Gasoline Agreement is subject to all the covenants, conditions and terms set forth in that Agreement, which is hereby adopted herein and made a part hereof as if all the covenants, conditions and terms thereof were included in full herein.

      IN WITNESS WHEREOF, the parties hereto have executed this Memorandum of Contract Dealer Gasoline Agreement as of the date first written above.

                                       Franchisee: LLO-Gas, lnc.


                                       By: /s/ John Castellucci
                                           -------------------------------------

                                       ARCO PRODUCTS COMPANY
                                       a division of Atlantic Richfield Company


                                       By: /s/ Connie Carroll
                                           -------------------------------------
                                           Connie Carroll, Manager
                                           Franchise Administration

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

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State of California

County of Orange

On 9/2/99    before me,         Hollie Johnson, Notary Public
   -------              --------------------------------------------------------
    Date                Name, Title of Officer  - E.G., "JANE DOE, NOTARY PUBLIC

personally appeared   John Castellucci
                    ------------------------------------------------------------

|X|                                    proved to me on the basis of satisfactory
                                       evidence to be the person(s) whose names)
[S E A L]                              are subscribed to the within instrument
                                       and acknowledged to me that they executed the same in their authorized capacity(ies), and that by their signatures(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instruments.

                                       WITNESS my hand and official seal.

                                       /s/ Hollie Johnson
                                       -----------------------------------------
                                       SIGNATURE OF NOTARY

                                    OPTIONAL
--------------------------------------------------------------------------------

Though the data is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form

|_|   INDIVIDUAL

|X|   CORPORATE OFFICER

                                          Memorandum of CDGA 82064
------------------------------------      --------------------------------------
                                               TITLE OR TYPE OF DOCUMENTS

|_|   PARTNERS    |_|   LIMITED
                  |_|   GENERAL                             1
                                          --------------------------------------
                                                      NUMBER OF PAGES
|_|   ATTORNEY-IN-FACT

|_|   TRUSTEE(S)

|_|   GUARDIAN/CONSERVATOR

|_|   OTHER:                                                9/2/99
                                                --------------------------------

----------

SIGNER IS REPRESENTING:
NAME OF PERSON(S) OR ENTITY(IES)


LLO-Gas, Inc.                                         None
------------------------------------      --------------------------------------
                                          SIGNER(S) OTHER THAN NAMED ABOVE

------------------------------------

--------------------------------------------------------------------------------

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

--------------------------------------------------------------------------------

State of California

County of Orange

On 9/2/99    before me,         Hollie Johnson, Notary Public
   -------              --------------------------------------------------------
    Date                Name, Title of Officer  - E.G., "JANE DOE, NOTARY PUBLIC

personally appeared   Connie Carroll
                    ------------------------------------------------------------

|X| Personally known to me to be the person(s) whose names) are subscribed to the
[S E A L]


                        within instrument and acknowledged to me that they executed the same in their authorized capacity(ies), and that by their signatures(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instruments.

                                       WITNESS my hand and official seal.

                                       /s/ Hollie Johnson
                                       -----------------------------------------
                                       SIGNATURE OF NOTARY

                                    OPTIONAL
--------------------------------------------------------------------------------

Though the data is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form

|_|   INDIVIDUAL

|X|   CORPORATE OFFICER

      Manager                             Memorandum of CDGA 82064
------------------------------------      --------------------------------------
                                               TITLE OR TYPE OF DOCUMENTS

|_|   PARTNERS    |_|   LIMITED
                  |_|   GENERAL                             1
                                          --------------------------------------
                                                      NUMBER OF PAGES
|_|   ATTORNEY-IN-FACT

|_|   TRUSTEE(S)

|_|   GUARDIAN/CONSERVATOR

|_|   OTHER:                                                9/2/99
                                                --------------------------------

----------

SIGNER IS REPRESENTING:
NAME OF PERSON(S) OR ENTITY(IES)


ARCO Products Co.                                     None
------------------------------------      --------------------------------------
                                          SIGNER(S) OTHER THAN NAMED ABOVE

------------------------------------

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